SCHEDULE I

Set forth below is the name, position and present principal occupation of each of the general partners of Warburg Pincus & Co. (“WP”) and members of Warburg Pincus LLC (including its subsidiaries, “WP LLC”).  The sole general partner of Warburg Pincus Private Equity IX, L.P. (“WP IX”) is Warburg Pincus IX, LLC (“WP IX LLC”), an indirect subsidiary of WP.  WP IX, WP IX LLC, WP and WP LLC are hereinafter collectively referred to as the “Reporting Persons”.  Except as otherwise indicated, the business address of each of such persons is 466 Lexington Avenue, New York, New York  10017, and each of such persons is a citizen of the United States.

GENERAL PARTNERS OF WP

NAME	PRESENT PRINCIPAL OCCUPATION IN ADDITION TO POSITION WITH WP, AND POSITIONS WITH THE REPORTING ENTITIES
Joel Ackerman	Partner of WP; Member and Managing Director of WP LLC
Scott A. Arenare	Partner of WP; Member and Managing Director of WP LLC
David Barr	Partner of WP; Member and Managing Director of WP LLC
Sean D. Carney	Partner of WP; Member and Managing Director of WP LLC
Mark Colodny	Partner of WP; Member and Managing Director of WP LLC
David A. Coulter	Partner of WP; Member and Managing Director of WP LLC
Timothy J. Curt	Partner of WP; Member and Managing Director of WP LLC
W. Bowman Cutter	Partner of WP; Member and Managing Director of WP LLC
Cary J. Davis	Partner of WP; Member and Managing Director of WP LLC
David W. Dorman	Partner of WP; Member and Senior Advisor of WP LLC
Michael Graff	Partner of WP; Member and Managing Director of WP LLC
Patrick T. Hackett	Partner of WP; Member and Managing Director of WP LLC
E. Davisson Hardman	Partner of WP; Member and Managing Director of WP LLC
Jeffrey A. Harris	Partner of WP; Member and Managing Director of WP LLC
Stewart J. Hen	Partner of WP; Member and Managing Director of WP LLC
William H. Janeway	Partner of WP; Member and Senior Advisor of WP LLC
Julie A. Johnson Staples	Partner of WP; Member and Managing Director of WP LLC
Chansoo Joung	Partner of WP; Member and Managing Director of WP LLC
Peter R. Kagan	Partner of WP; Member and Managing Director of WP LLC
Charles R. Kaye	Managing General Partner of WP; Managing Member and Co-President of WP LLC
Henry Kressel	Partner of WP; Member and Managing Director of WP LLC
David Krieger	Partner of WP; Member and Managing Director of WP LLC
Kevin Kruse	Partner of WP; Member and Managing Director of WP LLC
Joseph P. Landy	Managing General Partner of WP; Managing Member and Co-President of WP LLC
Sidney Lapidus	Partner of WP; Member and Senior Advisor of WP LLC
Kewsong Lee	Partner of WP; Member and Managing Director of WP LLC
Jonathan S. Leff	Partner of WP; Member and Managing Director of WP LLC
Philip Mintz	Partner of WP; Member and Managing Director of WP LLC
James Neary	Partner of WP; Member and Managing Director of WP LLC
Bilge Ogut	Partner of WP; Member and Managing Director of WP LLC
Dalip Pathak	Partner of WP; Member and Managing Director of WP LLC
Michael F. Profenius	Partner of WP; Member and Managing Director of WP LLC
Stan Raatz	Partner of WP; Member and Managing Director of WP LLC
Justin Sadrian	Partner of WP; Member and Managing Director of WP LLC
Henry B. Schacht	Partner of WP; Member and Senior Advisor of WP LLC
Steven G. Schneider	Partner of WP; Member and Managing Director of WP LLC
John Shearburn	Partner of WP; Member and Managing Director of WP LLC
Mimi Strouse	Partner of WP; Member and Managing Director of WP LLC
Barry Taylor	Partner of WP; Member and Managing Director of WP LLC
Christopher H. Turner	Partner of WP; Member and Managing Director of WP LLC

John L. Vogelstein	Partner of WP; Member and Senior Advisor of WP LLC
Elizabeth H. Weatherman	Partner of WP; Member and Managing Director of WP LLC
David J. Wenstrup	Partner of WP; Member and Managing Director of WP LLC
Rosanne Zimmerman	Partner of WP; Member and Managing Director of WP LLC
Pincus & Company LLC*
WP & Co. Partners, L.P.**
Warburg Pincus Principal Partnership, L.P.***
Warburg Pincus Real Estate Principal Partnership, L.P.***
Warburg Pincus 2006 Limited Partnership***

*                    New York limited liability company; primary activity is ownership interest in WP and WP LLC

**             New York limited partnership; primary activity is ownership interest in WP

***      Delaware limited partnership; primary activity is ownership interest in WP

MEMBERS OF WP LLC

NAME	PRESENT PRINCIPAL OCCUPATION IN ADDITION TO POSITION WITH WP LLC, AND POSITIONS WITH THE REPORTING ENTITIES
Joel Ackerman	Member and Managing Director of WP LLC; Partner of WP
Scott A. Arenare	Member and Managing Director of WP LLC; Partner of WP
David Barr	Member and Managing Director of WP LLC; Partner of WP
Sean D. Carney	Member and Managing Director of WP LLC; Partner of WP
Julian Cheng (1)	Member and Managing Director of WP LLC
Stephen John Coates (2)	Member and Managing Director of WP LLC
Mark Colodny	Member and Managing Director of WP LLC; Partner of WP
David A. Coulter	Member and Managing Director of WP LLC; Partner of WP
Timothy J. Curt	Member and Managing Director of WP LLC; Partner of WP
W. Bowman Cutter	Member and Managing Director of WP LLC; Partner of WP
Cary J. Davis	Member and Managing Director of WP LLC; Partner of WP
David W. Dorman	Member and Senior Advisor of WP LLC; Partner of WP
Rajiv Ghatalia (1)	Member and Managing Director of WP LLC
Michael Graff	Member and Managing Director of WP LLC; Partner of WP
Patrick T. Hackett	Member and Managing Director of WP LLC; Partner of WP
E. Davisson Hardman	Member and Managing Director of WP LLC; Partner of WP
Jeffrey A. Harris	Member and Managing Director of WP LLC; Partner of WP
Stewart J. Hen	Member and Managing Director of WP LLC; Partner of WP
William H. Janeway	Member and Senior Advisor of WP LLC; Partner of WP
Julie A. Johnson Staples	Member and Managing Director of WP LLC; Partner of WP
Chansoo Joung	Member and Managing Director of WP LLC; Partner of WP
Peter R. Kagan	Member and Managing Director of WP LLC; Partner of WP
Charles R. Kaye	Managing Member and Co-President of WP LLC; Managing General Partner of WP
Rajesh Khanna (3)	Member and Managing Director of WP LLC
Henry Kressel	Member and Managing Director of WP LLC; Partner of WP
David Krieger	Member and Managing Director of WP LLC; Partner of WP
Kevin Kruse	Member and Managing Director of WP LLC; Partner of WP
Joseph P. Landy	Managing Member and Co-President of WP LLC; Managing General Partner of WP
Sidney Lapidus	Member and Senior Advisor of WP LLC; Partner of WP
Kewsong Lee	Member and Managing Director of WP LLC; Partner of WP
Jonathan S. Leff	Member and Managing Director of WP LLC; Partner of WP
Jeff Leng (1)	Member and Managing Director of WP LLC
David Li (1)	Member and Managing Director of WP LLC
Nicholas J. Lowcock (2)	Member and Managing Director of WP LLC
Niten Malhan (3)	Member and Managing Director of WP LLC
Philip Mintz	Member and Managing Director of WP LLC; Partner of WP
James Neary	Member and Managing Director of WP LLC; Partner of WP
Bilge Ogut	Member and Managing Director of WP LLC; Partner of WP
Dalip Pathak	Member and Managing Director of WP LLC; Partner of WP
Michael F. Profenius	Member and Managing Director of WP LLC; Partner of WP
Leo Puri (3)	Member and Managing Director of WP LLC
Stan Raatz	Member and Managing Director of WP LLC; Partner of WP
Justin Sadrian	Member and Managing Director of WP LLC; Partner of WP
Henry B. Schacht	Member and Senior Advisor of WP LLC; Partner of WP
Steven G. Schneider	Member and Managing Director of WP LLC; Partner of WP
Joseph C. Schull (4)	Member and Managing Director of WP LLC
John Shearburn	Member and Managing Director of WP LLC; Partner of WP
Mimi Strouse	Member and Managing Director of WP LLC; Partner of WP
Chang Q. Sun (1)	Member and Managing Director of WP LLC
Barry Taylor	Member and Managing Director of WP LLC; Partner of WP

Christopher H. Turner	Member and Managing Director of WP LLC; Partner of WP
Simon Turton (2)	Member and Managing Director of WP LLC
John L. Vogelstein	Member and Senior Advisor of WP LLC; Partner of WP
Elizabeth H. Weatherman	Member and Managing Director of WP LLC; Partner of WP
David J. Wenstrup	Member and Managing Director of WP LLC; Partner of WP
Peter Wilson (2)	Member and Managing Director of WP LLC
Jeremy S. Young (2)	Member and Managing Director of WP LLC
Rosanne Zimmerman	Member and Managing Director of WP LLC; Partner of WP
Pincus & Company LLC*

(1)          Citizen of Hong Kong

(2)          Citizen of United Kingdom

(3)          Citizen of India

(4)          Citizen of Canada

*  New York limited liability company; primary activity is ownership interest in WP and WP LLC

As of July 1, 2007

EXHIBIT 1

JOINT FILING AGREEMENT

THIS JOINT FILING AGREEMENT is entered into as of July 23, 2007, by and among the parties signatories hereto.  The undersigned hereby agree that the Statement on Schedule 13D with respect to the shares of the common stock, par value $0.001 per share, and the Series A Exchangeable Preferred Stock, par value $0.001 per share, of Inspire Pharmaceuticals, Inc., a Delaware corporation, is, and any amendment thereafter signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

WARBURG PINCUS PRIVATE EQUITY IX, L.P.

By:	Warburg Pincus IX, LLC, its General Partner

	By:	Warburg Pincus Partners, LLC, its Sole Member

		By:	Warburg Pincus & Co., its Managing
Member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS IX, LLC

By:	Warburg Pincus Partners, LLC, its Sole
Member

	By:	Warburg Pincus & Co., its Managing
Member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS PARTNERS, LLC

	By:	Warburg Pincus & Co., its Managing
Member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS LLC

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Managing Director

WARBURG PINCUS & CO.

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

By:	/s/ Scott A. Arenare
Name: Charles R. Kaye
By: Scott A. Arenare, Attorney-in-Fact

By:	/s/ Scott A. Arenare
Name: Joseph P. Landy
By: Scott A. Arenare, Attorney-in-Fact